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                                                                      Exhibit 24
                            DIRECTORS AND OFFICERS OF
                         THE ELDER-BEERMAN STORES CORP.

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Elder-Beerman Stores Corp., an Ohio corporation (the "Company"), hereby: (1) constitutes and appoints Scott J. Davido and Steven
D. Lipton, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock issuable under the benefit plan adopted under the name of The Elder-Beerman Stores Corp. Equity and Performance Incentive Plan (the "Plan") (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

               IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 22nd day of May 2002.

/s/ Steven C. Mason                           /s/ Charles Macaluso
--------------------------                    ---------------------------
    Steven C. Mason                               Charles Macaluso

/s/ Byron L. Bergren                          /s/ Thomas J. Noonan
--------------------------                    ---------------------------
    Byron L. Bergren                              Thomas J. Noonan

/s/ Mark F. C. Berner                         /s/ Laura H. Pomerantz
--------------------------                    ---------------------------
    Mark F. C. Berner                             Laura H. Pomerantz

/s/ Dennis S. Bookshester                     /s/ Jack A. Staph
--------------------------                    ---------------------------
    Dennis S. Bookshester                         Jack A. Staph

/s/ Eugene I. Davis                           /s/ Charles H. Turner
--------------------------                    ---------------------------
    Eugene I. Davis                               Charles H. Turner